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Exhibit 3.1

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:00 AM 11/08/1996 960325833 - 2360269

SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP
OF
SIMON-DeBARTOLO GROUP, L.P.

        This Second Amended and Restated Certificate of Limited Partnership of Simon-DeBartolo Group, L.P. (the "Partnership"), dated as of November 7, 1996, has been duly executed and is being filed by the undersigned in accordance with the provisions of §17-210 of the Delaware Revised Uniform Limited Partnership Act to amend and restate the Certificate of Limited Partnership of the Partnership, which was filed with the Secretary of State of the State of Delaware on November 18, 1993 and amended and restated on August 9, 1996 (as amended, the "Certificate").

        The Certificate is amended and restated in its entirety as follows:

        Article 1.  The name of the limited partnership formed and continued hereby is Simon DeBartolo Group, L.P.

        Article 2.  The registered office of the Partnership in the State of Delaware is located at 1209 Orange Street, Wilmington, DE 19801. The name of the registered agent for service of process on the Partnership at such address is The Corporation Trust Company.

        Article 3.  The name and business address of each general partner is (a) SD Property Group, Inc. (formerly DeBartolo Realty Corporation), National City Center, 115 West Washington Street, Indianapolis, IN 46204 and (b) Simon DeBartolo Group, Inc. (formerly Simon Property Group, Inc.), National City Center, 115 West Washington Street, Indianapolis, IN 46204.

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on the day and year first above written.

GENERAL PARTNER: SD Property Group, Inc.
By:	/s/ DAVID SIMON
	Name:	David Simon
	Title:	Chief Executive Officer
NON-MANAGING GENERAL PARTNER: Simon DeBartolo Group, Inc.
By:	/s/ DAVID SIMON
	Name:	David Simon
	Title:	Chief Executive Officer

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:00 PM 12/22/1997 971442961 - 2360269

CERTIFICATE OF MERGER
OF DOMESTIC LIMITED PARTNERSHIPS

CERTIFICATE OF MERGER
OF
SIMON PROPERTY GROUP, L.P.
INTO
SIMON DeBARTOLO GROUP, L.P.

        The undersigned limited partnership formed and existing under and by virtue of the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware (the "Act").

        DOES HEREBY CERTIFY:

        FIRST:  That the name and state of formation of each of the constituent domestic limited partnerships of the merger are as follows:

Name	State of Formation
Simon Property Group, L.P.	Delaware
Simon DeBartolo Group, L.P.	Delaware

        SECOND:  That an agreement of merger between the parties to the merger has been approved and executed by each of the constituent domestic limited partnerships in accordance with the requirements of Section 17-211 of the Act.

        THIRD:  That the name of the surviving domestic limited partnership of the merger is Simon DeBartolo Group, L.P.

        FOURTH:  That the merger is to be effective at 11:59 p.m., Eastern time, on December 31, 1997.

        FIFTH:  That the executed agreement of merger is on file at the principal place of business of the surviving domestic limited partnership. The address of the principal place of business of the surviving domestic limited partnership is 115 West Washington Street, Indianapolis, Indiana 46204.

        SIXTH:  That a copy of the agreement of merger will be furnished by the surviving domestic limited partnership, on request and without cost, to any partner of any constituent domestic limited partnership.

        IN WITNESS WHEREOF, Simon DeBartolo Group, L.P. has caused this Certificate of Merger to be signed by SD Property Group, Inc., its Managing General Partner, this 19th day of December, 1997.

SIMON DEBARTOLO GROUP, L.P.
By:	SD PROPERTY GROUP, INC., as Managing General Partner of Simon DeBartolo Group, L.P.
	By:	/s/ DAVID SIMON
	Title:	Chief Executive Officer

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 01:30 PM 09/24/1998 981370770 - 2360269

CERTIFICATE OF AMENDMENT
TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP
OF
SIMON DEBARTOLO GROUP, L.P.

        THE UNDERSIGNED hereby amend the Second Amended and Restated Certificate of Limited Partnership of Simon DeBartolo Group, L.P., pursuant to Section 17-202 of the Delaware Revised Uniform Limited Partnership Act, as follows:

  1.
  Article 1 is amended in its entirety to read as follows:

          "Article 1. The name of the limited partnership is Simon Property Group, L.P."

  2.
  Article 3 is amended in its entirety to read as follows:

          "Article 3. The general partners of the Partnership and their respective business addresses are as follows:

        SD Property Group, Inc.
        National City Center
        115 West Washington Street
        Suite 15 East
        Indianapolis, Indiana 46204
        SPG Properties, Inc.
        National City Center
        115 West Washington Street
        Suite 15 East
        Indianapolis, Indiana 46204
        Simon Property Group, Inc.
        National City Center
        115 West Washington Street
        Suite 15 East
        Indianapolis, Indiana 46204"

        This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on September 24, 1998.

        THE UNDERSIGNED, being the general partners of the Partnership, do hereby make this certificate pursuant to the Delaware Revised Uniform Limited Partnership Act this 24 day of September, 1998.

SD PROPERTY GROUP, INC., General Partner:
By:	/s/ JAMES M. BARKLEY
Name:
Title:
SPG PROPERTIES, INC., General Partner
By:	/s/ JAMES M. BARKLEY
Name:
Title:
SIMON PROPERTY GROUP INC., General Partner
By:	/s/ JAMES M. BARKLEY
Name:
Title:

CERTIFICATE OF SECOND AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP
OF
SIMON PROPERTY GROUP, L.P.

        The undersigned, desiring to amend the Second Amended and Restated Certificate of Limited Partnership of Simon Property Group, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:

        FIRST:  The name of the Limited Partnership is Simon Property Group, L.P.

        SECOND:  The general partners of the Partnership as named in Article 3 of the most recent amendment to the Second Amended and Restated Certificate of Limited Partnership were: SD Property Group, Inc., SPG Properties, Inc., and Simon Property Group, Inc.

        THIRD:  Effective on the 29th day of February, 2000, Articles of Merger were filed with, and approved by, both the Maryland and Ohio Secretaries of State with SD Properties, Inc., the Ohio corporation and non-managing general partner, merging out of existence by merger into SPG Properties, Inc., the Maryland corporation and non-managing general partner, the survivor. As a result of this merger, Articles 3 of the Second Amended and Restated Certificate should be, and hereby is, amended in its entirety to read as follows:

          "Article 3.  The general partners of the Partnership and their respective business addresses are as follows:

        SPG Properties, Inc.
        National City Center
        115 West Washington Street
        Suite 15 East
        Indianapolis, Indiana 46204
        Simon Property Group, Inc.
        National City Center
        115 West Washington Street
        Suite 15 East
        Indianapolis, Indiana 46204"

        This Certificate of Amendment shall be retroactively effective as of February 29, 2000.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:30 AM 12/01/2000 001601400 - 2360269

        THE UNDERSIGNED, being the general partners of the Partnership, do hereby make this certificate pursuant to the Delaware Revised Uniform Limited Partnership Act this 27th day of November, 2000.

SPG PROPERTIES, INC., General Partner:
By:	/s/ JAMES A. SCHMIDT
	Name:	James A. Schmidt
	Title:	Assistant Secretary
SIMON PROPERTY GROUP, INC. Managing General Partner
By:	/s/ JAMES A. SCHMIDT
	Name:	James A. Schmidt
	Title:	Assistant Secretary

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:00 PM 07/23/2001 010354414 - 2350269

CERTIFICATE OF THIRD AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP
OF
SIMON PROPERTY GROUP, L.P.

        The undersigned, desiring to amend the Second Amended and Restated Certificate of Limited Partnership of Simon Property Group, L.P., pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act to the State of Delaware, does hereby certify as follows:

        FIRST:  The name of the Limited Partnership is Simon Property Group, L.P.

        SECOND:  The general partners of the Partnership as named in Article 3 of the most recent amendment to the Second Amended and Restated Certificate of Limited Partnership were: SPG Properties, Inc., and Simon Property Group, Inc.

        THIRD:  Effective on the 1st day of July, 2001, Articles of Merger were filed with, and approved by, the Maryland Secretary of State and a Certificate of Merger was filed with the Delaware Secretary of State, with SPG Properties, Inc., the Maryland corporation and non-managing general partner, merging out of existence by merger into Simon Property Group, Inc., the Delaware corporation and managing general partner, the survivor. As a result of this merger, Article 3 of the Second Amended and Restated Certificate should be, and hereby is, amended in its entirety to read as follows:

          "Article 3. The general partner of the Partnership and its respective business address is as follows:

        Simon Property Group, Inc.
        National City Center
        115 West Washington Street
        Suite 15 East
        Indianapolis, Indiana 46204"

        This Certificate of Amendment shall be retroactively effective as of July 1, 2001.

        THE UNDERSIGNED, being the general partner of the Partnership, does hereby make this Certificate pursuant to the Delaware Revised Uniform Limited Partnership Act this 20th day of July, 2001.

SIMON PROPERTY GROUP, INC. General Partner
By:	/s/ STEPHEN E. STERRETT
	Name:	STEPHEN E. STERRETT
	Title:	Chief Financial Officer

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  Exhibit 3.1